UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On February 3, 2021, Liberty Star Minerals (the Company) received the five finalized Permits for Mineral Exploration (MEPs), which were applied for and the fees paid for in October 2020, and approval received December 5, 2020, effective November 25, 2020 by the Arizona State Land Department (ASLD) review. All processes including rental payments, completed in twelve weeks. The five permits secure needed access to primary transportation corridors and operational flexibility at the Hay Mountain Project. The company has also recently received executed renewal endorsements on thirteen other MEPs.

Additionally, Liberty Star reports the completion of all 2020 ASLD required assessment work on MEPs in the Red Rock Canyon, Target 1, and Robbers Roost areas of the Hay Mountain Project. The assessment work was outlined in Liberty Star’s most recent Geologic Field Operations Plan (GFOP) approved by the ASLD and includes the collection of rock chip samples for geochemical analysis. The Company collected twenty-eight samples according to industry standard chain of custody protocols and delivered them to the Tucson Branch of ALS Geochemistry Laboratories for assay. The Company expects assay results within the next two weeks. We also accomplished detailed outcrop and alteration geologic mapping using a hand-held Niton XRF analyzer on exposed outcrops on ground fractures and outcrops over MEP land in the Red Rock Canyon and Target 1 areas of the Hay Mountain Project. The Company collected 163 readings.

Comments CEO Brett Gross:” We are very pleased with the MEP process at the Arizona State Land Department. We are moving through this regulatory process quickly and with good communication and transparency from that agency. While I can’t discuss specifics yet, the outcrop mapping process with the Niton equipment reinforces previous assessments of Target 1 and adds important detail to our understanding of the Red Rock Canyon as a potential gold prospect.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: February 4, 2021	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO